--------------------------------------------------------------------------------

       MERRILL LYNCH VARIABLE
       -------------------------------------------------------------------------
       SERIES FUNDS, INC.
       -------------------------------------------------------------------------

                                                                                                      PAGE
                                                                                                      ----
                                                              American Balanced Fund................    1
                                                              Balanced Capital Focus Fund...........   15
                                                              Basic Value Focus Fund................   29
                                                              Developing Capital Markets Focus
                                                                Fund................................   44
                                                              Domestic Money Market Fund............   64
                                                              Focus Twenty Select Fund..............   76
                                                              Fundamental Growth Focus Fund.........   88
                                                              Global Bond Focus Fund................  100
                                                              Global Growth Focus Fund..............  114
                                                              Global Strategy Focus Fund............  128
                                                              Government Bond Fund..................  147
                                                              High Current Income Fund..............  159
                                                              Index 500 Fund........................  177
                                                              International Equity Focus Fund.......  194
                                                              Natural Resources Focus Fund..........  215
                                                              Prime Bond Fund.......................  229
                                                              Quality Equity Fund...................  244
                                                              Reserve Assets Fund...................  259
                                                              Small Cap Value Focus Fund............  270
                                                              Utilities and Telecommunications Focus
                                                                Fund................................  287

                                                                   Annual Report
                                                               December 31, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND DECEMBER 31, 2000--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  The year ended December 31, 2000 began amid great hope and optimism and evolved into the worst year for international markets since 1990. The Morgan Stanley Capital International (MSCI) World (Ex-US) Index, the Fund's benchmark, fell by 14.4% over the 12-month period--in fact, only for a few days in late March was the Index higher than its year-end 1999 level. The only markets to deliver positive returns this year in US dollars terms were Switzerland, Canada and Denmark. The markets in New Zealand, Japan and Singapore declined by more than 25% over the course of the year.

  As has been widely discussed in the media, technology and telecommunications stocks were the drivers of equity markets around the world--propelling them upward in 1999 and downward in 2000. Globally, the information technology sector fell by 30.6% in US dollar terms, while telecommunications stocks fell by 39% for the year ended December 31, 2000. These sectors had maintained their 1999 outperformance only until March 10, 2000, when the NASDAQ Composite Index peaked at just over 5000.

  The international investor was also hurt this year by the strength of the US dollar against its major competitors. The US dollar gained 6.3% against the euro, 11.6% against the yen and 7.7% against the pound. Had it not been for the rising US dollar, international markets might have outperformed the Standard & Poor's 500 Index, which declined 7.8% against a 10.2% fall in the United States.

FISCAL YEAR IN REVIEW

  For the fiscal year ended December 31, 2000, the Fund's Class A Shares had a total return of -17.28%. This compared to a return of -13.4% in US dollars for the MSCI World (Ex-US) Index for the same period. The bulk of the Fund's underperformance occurred in the last four months of the year and was triggered by three factors: an underweighted position in the equity markets of the European Monetary Union (EMU)-bloc and an overweighted position in Japan; an underweighted position in defensive European sectors, such as food and healthcare; and an overweighted position in Japanese technology and telecommunications shares. The first factor contributed to the Fund's underperformance as investors sold down their Japanese holdings despite strong profits growth reported toward the end of the year, concentrating instead on fears of an economic slowdown. The sector weightings mentioned above led to underperformance following the sharp and sudden downturn in the US economy and the 45% decline in the NASDAQ in the last third of the year as technology companies of all types found themselves unable to match the earnings expectations that investors had built into their high share prices.

  Relative to the Fund's benchmark, we began the year with underweighted positions in Japan, the United Kingdom and the Pacific Basin. The Fund was broadly neutral in the EMU-bloc and held positions in emerging markets (not in the benchmark) and in cash. In the first quarter of 2000, we reduced our EMU-bloc weighting in favor of the Japanese and UK markets in anticipation of a peak in the EMU economic cycle. Over the course of the year, we continued to increase the Fund's weightings in Japan and the United Kingdom, while further reducing our exposure to the EMU-bloc and emerging markets. This strategy proved effective until the fourth quarter. In December, it became clear that investors were prepared to overlook the favorable results in Japan, focusing instead on the negatives in the economy, and we subsequently reduced our overweight position in Japan to neutral.

  The Fund ended 2000 with relatively small active positions, befitting a time of major uncertainty and volatility. Our underweighted EMU-bloc equity position was offset by an overweighted position in UK equities, where the cycle is more advanced and interest rate cuts nearer at hand; by positions in EMU bonds, which provide currency but not equity exposure; and by some cash.

IN CONCLUSION

  The new year begins with more uncertainty than usual. The US economy has slowed sharply and it is unclear whether this reflects a short-term reaction to overstocking in many technology sectors or whether companies have over-invested in technology and individuals have become over-exposed to the stock market. If the latter is true, we could see a dramatic contraction in US private spending, which would bring about difficult consequences for the world economy.

  The new year began with an interest rate cut in the United States. We expect the United Kingdom to follow, then Europe and Japan. These cuts were priced into the various money markets at the end of 2000 and, therefore, are already discounted to some extent. Should central banks introduce these interest rate cuts

--------------------------------------------------------------------------------

slowly, worldwide equity markets could be disappointed.

  We thank you for your investment in International Equity Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to reviewing our strategy and performance with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn

Terry K. Glenn
President and Director

/s/ Terry K. Glenn

Jeremy Beckwith
Vice President and Senior Portfolio Manager

January 19, 2001
--------------------------------------------------------
We are pleased to announce that Jeremy Beckwith is responsible for the day-to-day management of International Equity Focus Fund of Merrill Lynch Variable Series Funds, Inc. Mr. Beckwith has been employed by Merrill Lynch Investment Managers, L.P. since 1990.
--------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                                                                                      MORGAN STANLEY CAPITAL
                                                              INTERNATIONAL EQUITY FOCUS FUND+     INTERNATIONAL WORLD (EX-US)
                                                                     --CLASS A SHARES*                       INDEX++
                                                              --------------------------------     ---------------------------
07/01/93**                                                                 10000                              10000
12/93                                                                      11030                              10756
12/94                                                                      11091                              11546
12/95                                                                      11698                              12863
12/96                                                                      12472                              13747
12/97                                                                      11904                              14059
12/98                                                                      12833                              16697
12/99                                                                      17661                              21360
12/00                                                                      14609                              18504

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
** Commencement of operations.
+ International Equity Focus Fund invests in a portfolio of securities of issuers from foreign countries, both developed and developing, throughout the world.
++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks in 21 countries, excluding the United States. The starting date for the Index is from 6/30/93.

   -----------------------------------------------------------------------------
   MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
   -----------------------------------------------------------------------------

   PERIOD COVERED                                                       % RETURN
   -----------------------------------------------------------------------------
   One Year Ended 12/31/00                                               -17.28%
   -----------------------------------------------------------------------------
   Five Years Ended 12/31/00                                              + 4.55
   -----------------------------------------------------------------------------
   Inception (07/01/93) through 12/31/00                                  + 5.18
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
   MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND RECENT PERFORMANCE RESULTS*
   -----------------------------------------------------------------------------

                                                                6 MONTH        12 MONTH
                  AS OF DECEMBER 31, 2000                     TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   -13.37%        -17.28%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000                  (IN US DOLLARS)
--------------------------------------------------------------------------------

LATIN                                     SHARES                                                                 PERCENT OF
AMERICA           INDUSTRY                  HELD                    INVESTMENTS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
BRAZIL            AEROSPACE &              9,720   Embraer-Empresa Brasileira de Aeronautica SA
                  DEFENSE                            (Preferred)................................  $     90,720        0.1%
                  -----------------------------------------------------------------------------------------------------
                  BANKS                1,400,000   Banco Itau SA (Preferred)....................       132,821        0.1
                  -----------------------------------------------------------------------------------------------------
                  EQUITY BASKET            8,000   MSCI Brazil OPALS(f).........................       376,560        0.3
                  -----------------------------------------------------------------------------------------------------
                  TOBACCO                 16,500   Souza Cruz SA(d).............................        72,769        0.0
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN BRAZIL                         672,870        0.5
----------------------------------------------------------------------------------------------------------------------------
MEXICO            INSURANCE            1,538,000   United Mexican States (Value Recovery
                                                     Rights)(g).................................            15        0.0
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN MEXICO                              15        0.0
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN LATIN AMERICA
                                                   (COST--$735,655)                                    672,885        0.5
----------------------------------------------------------------------------------------------------------------------------
NORTH AMERICA
----------------------------------------------------------------------------------------------------------------------------
CANADA            AEROSPACE &             15,300   Bombardier Inc. 'B'..........................       235,816        0.2
                  DEFENSE                  9,280   CAE, Inc.(d).................................       150,754        0.1
                                                                                                  ------------      -----
                                                                                                       386,570        0.3
                  -----------------------------------------------------------------------------------------------------
                  BANKS                    4,090   Bank of Montreal.............................       214,031        0.2
                                           7,640   Royal Bank of Canada.........................       258,651        0.2
                                           2,330   The Toronto-Dominion Bank....................        67,402        0.0
                                                                                                  ------------      -----
                                                                                                       540,084        0.4
                  -----------------------------------------------------------------------------------------------------
                  COMMUNICATIONS          34,000   Nortel Networks Corporation..................     1,092,210        0.8
                  EQUIPMENT
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED             10,860   C.I. Fund Management Inc.(d).................       118,939        0.1
                  FINANCIALS
                  -----------------------------------------------------------------------------------------------------
                  ELECTRIC                 6,260   TransAlta Corporation........................        91,691        0.0
                  UTILITIES
                  -----------------------------------------------------------------------------------------------------
                  ELECTRONIC               2,660   Celestica Inc.(d)............................       143,449        0.1
                  EQUIPMENT &
                  INSTRUMENTS
                  -----------------------------------------------------------------------------------------------------
                  FOOD & DRUG              5,470   Sobeys Inc. .................................        91,045        0.1
                  RETAILING
                  -----------------------------------------------------------------------------------------------------
                  GOLD PRODUCERS          14,000   Barrick Gold Corporation.....................       229,387        0.2
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE                7,100   Sun Life Financial Services of Canada........       189,081        0.1
                  -----------------------------------------------------------------------------------------------------
                  MEDIA                    6,700   The Thomson Corporation......................       256,045        0.2
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                5,950   Anderson Exploration Ltd.(d).................       134,885        0.1
                                           4,030   Canadian Hunter Exploration Ltd.(d)..........       110,275        0.1
                                                                                                  ------------      -----
                                                                                                       245,160        0.2
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN NORTH AMERICA
                                                   (COST--$3,293,453)                                3,383,661        2.5
----------------------------------------------------------------------------------------------------------------------------
PACIFIC BASIN
----------------------------------------------------------------------------------------------------------------------------
AUSTRALIA         BANKS                   25,000   National Australia Bank Limited..............       400,243        0.3
                                          32,000   Suncorp-Metway Limited.......................       191,641        0.1
                                          16,000   Westpac Banking Corporation Limited..........       117,310        0.1
                                                                                                  ------------      -----
                                                                                                       709,194        0.5
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED             14,000   Lend Lease Corporation Limited...............       130,234        0.1
                  FINANCIALS
                  -----------------------------------------------------------------------------------------------------
                  HOLDING COMPANY         96,000   Southcorp Limited............................       261,081        0.2
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE               37,000   AMP Limited..................................       415,762        0.3
                                          32,000   QBE Insurance Group Limited..................       175,868        0.1
                                                                                                  ------------      -----
                                                                                                       591,630        0.4
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

 PACIFIC BASIN                            SHARES                                                                 PERCENT OF
  (CONTINUED)         INDUSTRY              HELD                    INVESTMENTS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
AUSTRALIA         MEDIA                   19,200   The News Corporation Limited.................  $    149,372        0.1%
(CONCLUDED)
                                          61,440   The News Corporation Limited (Preferred).....       437,020        0.3
                                          36,000   Publishing & Broadcasting Limited............       261,008        0.2
                                                                                                  ------------      -----
                                                                                                       847,400        0.6
                  -----------------------------------------------------------------------------------------------------
                  METALS &                 7,000   OneSteel Limited(d)..........................         3,695        0.0
                  MINING                  90,000   WMC Limited..................................       382,950        0.3
                                                                                                  ------------      -----
                                                                                                       386,645        0.3
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS               80,000   Santos Limited...............................       267,625        0.2
                  -----------------------------------------------------------------------------------------------------
                  REAL ESTATE             16,960   Westfield Holdings Limited...................       126,781        0.1
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN AUSTRALIA                    3,320,590        2.4
----------------------------------------------------------------------------------------------------------------------------
CHINA             BANKS                   74,000   Citic Pacific Limited........................       262,324        0.2
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS                17,000   China Mobile (Hong Kong) Limited
                  TELECOMMUNICATION                  (ADR)(a)(d)................................       461,125        0.3
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN CHINA                          723,449        0.5
----------------------------------------------------------------------------------------------------------------------------
HONG KONG         REAL ESTATE             60,000   Cheung Kong (Holdings) Ltd. .................       767,318        0.6
                                          42,000   Sun Hung Kai Properties Ltd. ................       418,659        0.3
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN HONG KONG                    1,185,977        0.9
----------------------------------------------------------------------------------------------------------------------------
JAPAN             AUTO                    34,000   Futaba Industrial Co., Ltd. .................       406,988        0.3
                  COMPONENTS             106,000   Sanden Corporation                                  492,872        0.4
                                                                                                  ------------      -----
                                                                                                       899,860        0.7
                  -----------------------------------------------------------------------------------------------------
                  AUTOMOBILES            115,000   Fuji Heavy Industries, Ltd. .................       698,862        0.5
                                          16,000   Honda Motor Co., Ltd. .......................       596,848        0.4
                                                                                                  ------------      -----
                                                                                                     1,295,710        0.9
                  -----------------------------------------------------------------------------------------------------
                  BANKS                   53,000   The 77 Bank, Ltd. ...........................       302,128        0.2
                                          11,550   Aiful Corporation............................       943,621        0.7
                                          68,000   The Gunma Bank Ltd. .........................       332,855        0.3
                                          58,000   The Sumitomo Bank, Ltd. .....................       595,744        0.4
                                         180,000   The Tokai Bank Ltd. .........................       780,210        0.6
                                         104,000   The Toyo Trust & Banking Co., Ltd. ..........       327,846        0.2
                                                                                                  ------------      -----
                                                                                                     3,282,404        2.4
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGES               94,000   Asahi Breweries Limited......................       958,932        0.7
                  -----------------------------------------------------------------------------------------------------
                  BUILDING                45,000   Tostem Corporation...........................       559,151        0.4
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                  CHEMICALS              103,000   Asahi Chemical Industry Co., Ltd. ...........       593,468        0.4
                                          85,000   Kaneka Corporation...........................       804,597        0.6
                                          17,000   Shin-Etsu Chemical Co., Ltd. ................       654,991        0.5
                                                                                                  ------------      -----
                                                                                                     2,053,056        1.5
                  -----------------------------------------------------------------------------------------------------
                  CLOSED END              35,000   Atlantis Japan Growth Fund...................       297,500        0.2
                  INVESTMENT FUND
                  -----------------------------------------------------------------------------------------------------
                  COMMERCIAL              10,000   Secom Co., Ltd. .............................       652,364        0.5
                  SERVICES &
                  SUPPLIES
                  -----------------------------------------------------------------------------------------------------
                  COMMUNICATIONS           4,800   Matsushita Communication Industrial Co.,
                  EQUIPMENT                          Ltd. ......................................       603,152        0.4
                  -----------------------------------------------------------------------------------------------------
                  COMPUTERS &            133,000   Toshiba Corporation..........................       889,772        0.7
                  PERIPHERALS
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED              6,900   Takefuji Corporation.........................       435,026        0.3
                  FINANCIALS
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED                135   Nippon Telegraph & Telephone Corporation
                  TELECOMMUNICATION                  (NTT)......................................       972,898        0.7
                  SERVICES
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

 PACIFIC BASIN                            SHARES                                                                 PERCENT OF
  (CONTINUED)         INDUSTRY              HELD                    INVESTMENTS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
JAPAN             ELECTRICAL              18,000   Honda Tsushin Kogyo Co., Ltd.................  $    395,622        0.3%
(CONCLUDED)
                  EQUIPMENT              110,000   Mitsubishi Electric Corporation..............       677,145        0.5
                                                                                                  ------------      -----
                                                                                                     1,072,767        0.8
                  -----------------------------------------------------------------------------------------------------
                  ELECTRONIC                  85   Hakuto Company Ltd. .........................         2,397        0.0
                  EQUIPMENT &                 20   Keyence Corporation..........................         4,904        0.0
                  INSTRUMENTS              7,900   TDK Corporation..............................       769,247        0.6
                                          88,000   Toko, Inc. ..................................       426,130        0.3
                                                                                                  ------------      -----
                                                                                                     1,202,678        0.9
                  -----------------------------------------------------------------------------------------------------
                  FOOD PRODUCTS           27,200   Katokichi Co., Ltd. .........................       714,536        0.5
                  -----------------------------------------------------------------------------------------------------
                  HEALTH CARE             27,000   Fukuda Denshi Co., Ltd. .....................       517,776        0.4
                  EQUIPMENT &
                  SUPPLIES
                  -----------------------------------------------------------------------------------------------------
                  HOUSEHOLD               49,000   Sharp Corporation............................       591,261        0.4
                  DURABLES                18,900   Sony Corporation.............................     1,307,443        1.0
                                                                                                  ------------      -----
                                                                                                     1,898,704        1.4
                  -----------------------------------------------------------------------------------------------------
                  HOUSEHOLD               24,000   Kao Corporation..............................       697,723        0.5
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                  INTERNET                 3,000   Trend Micro Incorporated(d)..................       217,250        0.2
                  SOFTWARE &
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  MACHINERY               11,000   Fanuc Ltd. ..................................       748,424        0.6
                                          74,000   Minebea Company Ltd. ........................       685,569        0.5
                                          56,000   Nippon Thompson Co., Ltd. ...................       420,736        0.3
                                                                                                  ------------      -----
                                                                                                     1,854,729        1.4
                  -----------------------------------------------------------------------------------------------------
                  MEDIA                   30,200   Aoi Advertising Promotion Inc. ..............       264,448        0.2
                                          20,400   Asatsu-Dk Inc. ..............................       491,243        0.4
                                              37   Fuji Television Network, Incorporated........       257,898        0.2
                                          14,000   Nippon Broadcasting System, Incorporated.....       529,597        0.4
                                                                                                  ------------      -----
                                                                                                     1,543,186        1.2
                  -----------------------------------------------------------------------------------------------------
                  MULTILINE RETAIL         8,000   Ito-Yokado Co., Ltd. ........................       399,299        0.3
                                          34,000   Uny Co., Ltd. ...............................       363,222        0.3
                                                                                                  ------------      -----
                                                                                                       762,521        0.6
                  -----------------------------------------------------------------------------------------------------
                  OFFICE                  35,000   Ricoh Co., Ltd. .............................       646,673        0.5
                  ELECTRONICS
                  -----------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS         22,000   Fujisawa Pharmaceutical Co., Ltd. ...........       728,196        0.5
                                          43,000   Kissei Pharmaceutical Co., Ltd. .............       850,963        0.6
                                          14,000   Takeda Chemical Industries, Ltd. ............       828,722        0.6
                                                                                                  ------------      -----
                                                                                                     2,407,881        1.7
                  -----------------------------------------------------------------------------------------------------
                  SEMICONDUCTOR            4,800   Rohm Company Ltd. ...........................       912,084        0.7
                  EQUIPMENT &
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                  SOFTWARE                   470   Miroku Jyoho Service Co., Ltd. ..............         3,412        0.0
                                          21,700   Square Co., Ltd. ............................       560,552        0.4
                                                                                                  ------------      -----
                                                                                                       563,964        0.4
                  -----------------------------------------------------------------------------------------------------
                  TEXTILES &              28,000   HIMIKO Co., Ltd. ............................       291,769        0.2
                  APPAREL
                  -----------------------------------------------------------------------------------------------------
                  TRADING                101,000   Mitsubishi Corporation.......................       744,676        0.5
                  COMPANIES &
                  DISTRIBUTORS
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS                    68   NTT Mobile Communications Network, Inc. .....     1,173,030        0.9
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN JAPAN                       30,121,772       22.2
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

 PACIFIC BASIN                            SHARES                                                                 PERCENT OF
  (CONCLUDED)         INDUSTRY              HELD                    INVESTMENTS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
MALAYSIA          BANKS                      285   Rashid Hussain BHD (Warrants)(c).............  $         30        0.0%
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN MALAYSIA                            30        0.0
----------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND       DIVERSIFIED            160,000   Telecom Corporation of New Zealand Limited...       339,840        0.3
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN NEW ZEALAND                    339,840        0.3
----------------------------------------------------------------------------------------------------------------------------
SINGAPORE         BANKS                   42,000   DBS Group Holdings Limited...................       474,740        0.3
                  -----------------------------------------------------------------------------------------------------
                  COMPUTERS &              9,000   Creative Technology Limited..................       102,249        0.1
                  PERIPHERALS
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED             75,000   Keppel Corporation Ltd. .....................       146,194        0.1
                  FINANCIALS
                  -----------------------------------------------------------------------------------------------------
                  EQUITY BASKET           21,400   MSCI Singapore OPALS 'B'(f)..................       923,196        0.7
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN SINGAPORE                    1,646,379        1.2
----------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA       SEMICONDUCTOR            5,600   Samsung Electronics (GDR)(b)(e)..............       396,200        0.3
                  EQUIPMENT &
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN SOUTH KOREA                    396,200        0.3
----------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN THE PACIFIC BASIN
                                                   (COST--$43,158,980)                              37,734,237       27.8
----------------------------------------------------------------------------------------------------------------------------
WESTERN
EUROPE
----------------------------------------------------------------------------------------------------------------------------
DENMARK           MARINE                      75   D/S 1912 'B'                                        650,952        0.5
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN DENMARK                        650,952        0.5
----------------------------------------------------------------------------------------------------------------------------
FINLAND           COMMUNICATIONS          62,000   Nokia Oyj....................................     2,765,061        2.0
                  EQUIPMENT
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN FINLAND                      2,765,061        2.0
----------------------------------------------------------------------------------------------------------------------------
FRANCE            AUTO COMPONENTS         14,000   Compagnie Generale des Etablissements
                                                     Michelin 'B'...............................       506,724        0.4
                  -----------------------------------------------------------------------------------------------------
                  AUTOMOBILES              4,600   PSA Peugeot Citroen..........................     1,046,479        0.8
                  -----------------------------------------------------------------------------------------------------
                  BANKS                    7,200   Banque Nationale de Paris (BNP)..............       632,067        0.5
                                          14,000   Societe Generale 'A'.........................       870,173        0.6
                                                                                                  ------------      -----
                                                                                                     1,502,240        1.1
                  -----------------------------------------------------------------------------------------------------
                  COMMUNICATIONS          21,600   Alcatel......................................     1,226,955        0.9
                  EQUIPMENT
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED             11,000   France Telecom SA............................       949,650        0.7
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  ELECTRICAL              10,600   Schneider SA.................................       773,297        0.6
                  EQUIPMENT
                  -----------------------------------------------------------------------------------------------------
                  ENERGY EQUIPMENT         2,000   Coflexip.....................................       254,254        0.2
                  & SERVICES
                  -----------------------------------------------------------------------------------------------------
                  FOOD & DRUG             11,700   Carrefour SA.................................       734,905        0.5
                  RETAILING
                  -----------------------------------------------------------------------------------------------------
                  FOOD PRODUCTS            3,800   Groupe Danone................................       572,992        0.4
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE                8,000   Axa..........................................     1,156,725        0.9
                  -----------------------------------------------------------------------------------------------------
                  MEDIA                    4,600   Lagardere S.C.A. ............................       266,910        0.2
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING          7,000   Pechiney SA 'A'..............................       320,005        0.3
                                          44,000   Usinor SA....................................       580,841        0.4
                                                                                                  ------------      -----
                                                                                                       900,846        0.7
                  -----------------------------------------------------------------------------------------------------
                  MULTI-UTILITIES          4,000   Suez Lyonnaise des Eaux SA...................       730,464        0.5
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES
WESTERN                                    HELD/
EUROPE                                      FACE                                                                 PERCENT OF
(CONTINUED)       INDUSTRY                AMOUNT                    INVESTMENTS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
FRANCE            MULTILINE RETAIL         4,000   Pinault-Printemps-Redoute SA.................  $    859,657        0.6%
(CONCLUDED)

                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS               10,000   Total Fina SA 'B'............................     1,487,218        1.1
                  -----------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS         10,000   Aventis SA...................................       877,872        0.6
                                           5,500   Sanofi-Synthelabo SA.........................       366,640        0.3
                                                                                                  ------------      -----
                                                                                                     1,244,512        0.9
                  -----------------------------------------------------------------------------------------------------
                  UTILITIES--WATER        10,000   Vivendi Universal SA.........................       658,169        0.5
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN FRANCE                      14,871,997       11.0
----------------------------------------------------------------------------------------------------------------------------
GERMANY           AIRLINES                40,000   Deutsche Lufthansa AG (Registered Shares)....     1,013,636        0.8
                  -----------------------------------------------------------------------------------------------------
                  BANKS                   15,400   HypoVereinsbank..............................       864,652        0.6
                  -----------------------------------------------------------------------------------------------------
                  CHEMICALS               13,000   Bayer AG.....................................       684,740        0.5
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED             28,000   Deutsche Telekom AG (Registered Shares)......       843,883        0.6
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  FOREIGN             E2,020,000   Bundesrepublic Deutschland, 5.25% due
                  GOVERNMENT                         7/04/2010..................................     1,956,643        1.4
                  OBLIGATIONS
                  -----------------------------------------------------------------------------------------------------
                  INDUSTRIAL               9,600   Preussag AG..................................       347,919        0.2
                  CONGLOMERATES
                                           5,800   Siemens AG...................................       758,303        0.6
                                                                                                  ------------      -----
                                                                                                     1,106,222        0.8
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE                2,400   Allianz AG (Registered Shares)...............       902,921        0.7
                                           2,800   Muenchener Rueckversicherungs-Gesellschaft AG
                                                     (Registered Shares)........................       998,990        0.7
                                                                                                  ------------      -----
                                                                                                     1,901,911        1.4
                  -----------------------------------------------------------------------------------------------------
                  INVESTMENT               4,400   Marschollek, Lautenschlaeger und Partner
                  MANAGEMENT                         AG.........................................       481,280        0.4
                  -----------------------------------------------------------------------------------------------------
                  MULTI-UTILITIES         23,000   RWE AG.......................................     1,020,350        0.8
                                          11,600   Veba AG......................................       705,752        0.5
                                                                                                  ------------      -----
                                                                                                     1,726,102        1.3
                  -----------------------------------------------------------------------------------------------------
                  SOFTWARE                 2,800   SAP AG (Systeme, Anwendungen, Produkte in der
                                                     Datenverarbeitung).........................       325,460        0.3
                                           2,250   SAP AG (Systeme, Anwendungen, Produkte in der
                                                     Datenverarbeitung) (Preferred).............       318,569        0.2
                                                                                                  ------------      -----
                                                                                                       644,029        0.5
                  -----------------------------------------------------------------------------------------------------
                  TEXTILES &              12,000   Adidas-Salomon AG............................       743,609        0.5
                  APPAREL
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN GERMANY                     11,966,707        8.8
----------------------------------------------------------------------------------------------------------------------------
ITALY             BANKS                   74,000   Unicredito Italiano SpA......................       386,996        0.3
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED             36,000   Telecom Italia SpA...........................       398,169        0.3
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  ENERGY EQUIPMENT        54,000   Saipem SpA...................................       294,570        0.2
                  & SERVICES
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE               30,000   Assicurazioni Generali.......................     1,191,464        0.9
                  -----------------------------------------------------------------------------------------------------
                  MEDIA                    1,344   Seat Pagine Gialle SpA.......................         2,997        0.0
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS               110,000   Telecom Italia Mobile (TIM) SpA..............       877,872        0.6
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN ITALY                        3,152,068        2.3
----------------------------------------------------------------------------------------------------------------------------
NETHERLANDS       BANKS                   48,000   ABN AMRO Holding NV..........................     1,091,528        0.8
                  -----------------------------------------------------------------------------------------------------
                  CHEMICALS                7,500   Akzo Nobel NV................................       402,788        0.3
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

WESTERN
EUROPE                                    SHARES                                                                 PERCENT OF
(CONTINUED)       INDUSTRY                  HELD                    INVESTMENTS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
NETHERLANDS       DIVERSIFIED             17,000   ING Groep NV.................................  $  1,357,987        1.0%
(CONCLUDED)       FINANCIALS
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED             82,350   KPN NV.......................................       947,924        0.7
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  ELECTRONIC              32,000   ASM Lithography Holding NV(d)................       726,784        0.5
                  COMPONENTS
                  -----------------------------------------------------------------------------------------------------
                  FOODS                   10,600   Koninklijke Ahold NV.........................       341,962        0.3
                  -----------------------------------------------------------------------------------------------------
                  HOUSEHOLD               16,000   Koninklijke (Royal) Philips Electronics
                  DURABLES                           NV(d)......................................       586,174        0.4
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE               28,000   Aegon NV.....................................     1,158,302        0.9
                  -----------------------------------------------------------------------------------------------------
                  MACHINERY               11,000   IHC Caland NV................................       516,395        0.4
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS               33,500   Royal Dutch Petroleum Company................     2,052,633        1.5
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN THE NETHERLANDS              9,182,477        6.8
----------------------------------------------------------------------------------------------------------------------------
NORWAY            EQUITY BASKET           14,000   MSCI Norway OPALS 'B'(e)(f)..................     1,393,280        1.0
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN NORWAY                       1,393,280        1.0
----------------------------------------------------------------------------------------------------------------------------
SPAIN             BANKS                  120,000   Banco Santander Central Hispano, SA..........     1,284,415        0.9
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED             80,000   Telefonica SA(d).............................     1,321,971        1.0
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  ELECTRIC                54,000   Endesa SA....................................       920,216        0.7
                  UTILITIES
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS               22,000   Repsol-YPF, SA...............................       351,562        0.3
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN SPAIN                        3,878,164        2.9
----------------------------------------------------------------------------------------------------------------------------
SWEDEN            BANKS                   34,000   Skandinaviska Enskilda Banken (SEB) 'A'......       374,755        0.3
                  -----------------------------------------------------------------------------------------------------
                  COMMUNICATIONS         100,000   Telefonaktiebolaget LM Ericsson AB 'B'.......     1,139,314        0.8
                  EQUIPMENT
                  -----------------------------------------------------------------------------------------------------
                  EQUITY BASKET            2,000   MSCI Sweden OPALS 'B'(f).....................       553,260        0.4
                  -----------------------------------------------------------------------------------------------------
                  MACHINERY               13,000   SKF AB 'B'...................................       196,333        0.1
                  -----------------------------------------------------------------------------------------------------
                  TOBACCO                160,000   Swedish Match AB.............................       624,026        0.5
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN SWEDEN                       2,887,688        2.1
----------------------------------------------------------------------------------------------------------------------------
SWITZERLAND       BANKS                    2,000   Credit Suisse Group (Registered Shares)......       380,130        0.3
                                           8,000   UBS AG (Registered)..........................     1,305,770        0.9
                                                                                                  ------------      -----
                                                                                                     1,685,900        1.2
                  -----------------------------------------------------------------------------------------------------
                  CHEMICALS                  843   Syngenta AG(d)...............................        45,258        0.0
                  -----------------------------------------------------------------------------------------------------
                  FOOD PRODUCTS              450   Nestle SA (Registered Shares)................     1,049,676        0.8
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE                  500   Schweizerische Rueckversicherungs-
                                                     Gesellschaft (Registered Shares)...........     1,198,704        0.9
                  -----------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS            860   Novartis AG (Registered Shares)..............     1,520,457        1.1
                                              90   Roche Holding AG (Genuss)....................       916,939        0.7
                                                                                                  ------------      -----
                                                                                                     2,437,396        1.8
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN SWITZERLAND                  6,416,934        4.7
----------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM    AEROSPACE &             58,000   British Aerospace PLC........................       330,966        0.3
                  DEFENSE
                  -----------------------------------------------------------------------------------------------------
                  BANKS                   28,000   Abbey National PLC...........................       509,864        0.4
                                          50,000   Bank of Scotland.............................       523,203        0.4
                                          42,000   Barclays PLC.................................     1,299,965        0.9
                                          80,000   HSBC Holdings PLC............................     1,177,114        0.8
                                         112,000   Lloyds TSB Group PLC.........................     1,184,524        0.9
                                          26,000   Standard Chartered PLC.......................       374,600        0.3
                                                                                                  ------------      -----
                                                                                                     5,069,270        3.7
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

WESTERN
EUROPE                                    SHARES                                                                 PERCENT OF
(CONTINUED)       INDUSTRY                  HELD                    INVESTMENTS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM    BEVERAGES               66,000   Allied Domecq PLC............................  $    435,771        0.3%
(CONTINUED)

                  -----------------------------------------------------------------------------------------------------
                  BEVERAGES &             98,000   Cadbury Schweppes PLC........................       677,797        0.5
                  TOBACCO
                  -----------------------------------------------------------------------------------------------------
                  BIOTECHNOLOGY           16,000   Celltech Group PLC(d)........................       282,746        0.2
                  -----------------------------------------------------------------------------------------------------
                  CHEMICALS               26,000   BOC Group PLC................................       394,991        0.3
                                          42,000   Imperial Chemical Industries PLC.............       346,323        0.3
                                                                                                  ------------      -----
                                                                                                       741,314        0.6
                  -----------------------------------------------------------------------------------------------------
                  COMMERCIAL             124,000   Shanks & McEwan Group PLC....................       421,401        0.3
                  SERVICES &
                  SUPPLIES
                  -----------------------------------------------------------------------------------------------------
                  COMMUNICATIONS          70,000   Marconi PLC..................................       751,830        0.6
                  EQUIPMENT
                  -----------------------------------------------------------------------------------------------------
                  CONSTRUCTION            16,000   RMC Group PLC................................       140,776        0.1
                  MATERIALS
                  -----------------------------------------------------------------------------------------------------
                  CONTAINERS &            96,000   Rexam PLC....................................       322,661        0.2
                  PACKAGING
                  -----------------------------------------------------------------------------------------------------
                  CRUISE LINES            80,000   P&O Princess Cruises PLC(d)..................       338,196        0.2
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED            118,000   British Telecommunications PLC...............     1,008,255        0.7
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  ELECTRIC                54,000   British Energy PLC (Deferred Shares).........             1        0.0
                  UTILITIES
                                          84,000   International Power PLC(d)...................       314,953        0.2
                                          40,000   National Grid Group PLC......................       363,591        0.3
                                                                                                  ------------      -----
                                                                                                       678,545        0.5
                  -----------------------------------------------------------------------------------------------------
                  FOOD & DRUG             80,000   J Sainsbury PLC..............................       474,431        0.4
                  RETAILING
                  -----------------------------------------------------------------------------------------------------
                  GAS UTILITIES           80,000   BG Group PLC.................................       313,100        0.2
                                          60,000   Centrica PLC.................................       232,361        0.2
                                                                                                  ------------      -----
                                                                                                       545,461        0.4
                  -----------------------------------------------------------------------------------------------------
                  HOTELS,                 36,000   Bass PLC.....................................       392,033        0.3
                  RESTAURANTS &
                  LEISURE

                                          62,000   Granada Compass PLC..........................       674,705        0.5
                                                                                                  ------------      -----
                                                                                                     1,066,738        0.8
                  -----------------------------------------------------------------------------------------------------
                  HOUSEHOLD               35,000   The Berkeley Group PLC.......................       392,645        0.3
                  DURABLES
                  -----------------------------------------------------------------------------------------------------
                  INDUSTRIAL             100,000   Rentokil Initial PLC.........................       345,068        0.3
                  CONGLOMERATES
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE               30,000   CGNU PLC.....................................       484,887        0.4
                                         160,000   Legal & General Group PLC....................       440,970        0.3
                                          46,000   Prudential Corporation PLC...................       740,058        0.5
                                          50,000   Royal & Sun Alliance Insurance Group PLC.....       427,974        0.3
                                                                                                  ------------      -----
                                                                                                     2,093,889        1.5
                  -----------------------------------------------------------------------------------------------------
                  INTERNET &              80,000   The Great Universal Stores PLC...............       627,994        0.5
                  CATALOG RETAIL
                  -----------------------------------------------------------------------------------------------------
                  MACHINERY              150,000   Invensys PLC.................................       350,670        0.3
                  -----------------------------------------------------------------------------------------------------
                  MEDIA                   37,000   EMI Group PLC................................       303,988        0.2
                                          16,000   Reuters Group PLC............................       270,796        0.2
                                                                                                  ------------      -----
                                                                                                       574,784        0.4
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING          6,000   Anglo American PLC...........................       330,727        0.2
                  -----------------------------------------------------------------------------------------------------
                  MULTILINE RETAIL       300,000   Marks & Spencer PLC..........................       833,540        0.6
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

WESTERN
EUROPE                                    SHARES                                                                 PERCENT OF
(CONCLUDED)       INDUSTRY                  HELD                    INVESTMENTS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM    OIL & GAS              360,000   BP Amoco PLC.................................  $  2,903,947        2.1%
(CONCLUDED)

                                          30,000   Enterprise Oil PLC...........................       254,095        0.2
                                                                                                  ------------      -----
                                                                                                     3,158,042        2.3
                  -----------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS         17,000   AstraZeneca Group PLC........................       857,068        0.6
                                          86,416   GlaxoSmithKline PLC(d).......................     2,439,767        1.8
                                          12,800   Shire Pharmaceuticals Group PLC(d)...........       201,723        0.2
                                                                                                  ------------      -----
                                                                                                     3,498,558        2.6
                  -----------------------------------------------------------------------------------------------------
                  REAL ESTATE            160,000   The British Land Company PLC.................     1,135,288        0.8
                                          34,000   Canary Wharf Finance PLC(d)..................       247,597        0.2
                                                                                                  ------------      -----
                                                                                                     1,382,885        1.0
                  -----------------------------------------------------------------------------------------------------
                  SERVICES                36,000   Serco Group PLC..............................       287,706        0.2
                  -----------------------------------------------------------------------------------------------------
                  SPECIALTY RETAIL       120,000   Dixons Group PLC.............................       401,533        0.3
                  -----------------------------------------------------------------------------------------------------
                  TOBACCO                 54,000   British American Tobacco PLC.................       411,191        0.3
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS             1,100,000   Vodafone AirTouch PLC........................     4,034,007        3.0
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN THE UNITED KINGDOM          32,009,397       23.6
----------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN WESTERN EUROPE
                                                   (COST--$88,510,597)                              89,174,725       65.7
----------------------------------------------------------------------------------------------------------------------------
SHORT-TERM                          FACE
SECURITIES                          AMOUNT
----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL                          US$3,260,000
PAPER*
                                                   General Motors Acceptance Corp., 6.75% due
                                                     1/02/2001..................................     3,257,555        2.4
----------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN COMMERCIAL PAPER             3,257,555        2.4
----------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT
OBLIGATIONS*
                                                   US Treasury Bills(h):
                                         500,000     6.18% due 2/22/2001........................       495,985        0.3
                                         250,000     5.92% due 3/08/2001........................       247,413        0.2
----------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN US GOVERNMENT
                                                   OBLIGATIONS..................................       743,398        0.5
----------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                                   (COST--$3,999,998)                                4,000,953        2.9
----------------------------------------------------------------------------------------------------------------------------

                                         NOMINAL
                                           VALUE
                                         COVERED
OPTIONS                               BY OPTIONS
PURCHASED                              PURCHASED                       ISSUE
----------------------------------------------------------------------------------------------------------------------------
CURRENCY PUT                           4,000,000
OPTIONS
PURCHASED
                                                   Japanese Yen, expiring February 2001 at
                                                     Y110.......................................       138,080        0.1
----------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL OPTIONS PURCHASED
                                                   (PREMIUMS PAID--$30,800)                            138,080        0.1
----------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS (COST--$139,729,483).......   135,104,541       99.5
                                                   VARIATION MARGIN ON FINANCIAL FUTURES
                                                   CONTRACTS**..................................         8,085        0.0
                                                   UNREALIZED APPRECIATION ON FORWARD FOREIGN
                                                   EXCHANGE CONTRACTS***........................       234,329        0.2
                                                   OTHER ASSETS LESS LIABILITIES................       430,522        0.3
                                                                                                  ------------      -----
                                                   NET ASSETS...................................  $135,777,477      100.0%
                                                                                                  ============      =====
----------------------------------------------------------------------------------------------------------------------------

(a) American Depositary Receipts (ADR).

(b) Global Depositary Receipts (GDR).

(c) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(d) Non-income producing security.

(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONCLUDED) (IN US DOLLARS)
--------------------------------------------------------------------------------

(f) Optimized Portfolio As Listed Securities (OPALS) are investments that are exchange quoted and provide an equivalent investment exposure to that of the specific Morgan Stanley Capital International (MSCI) country index.

(g) The rights may be exercised until 6/30/2003.

(h) Securities held as collateral in connection with open financial futures contracts.

* Commercial Paper and certain US Government Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

** Financial futures contracts purchased as of December 31, 2000 were as follows:

-----------------------------------------------------------------------------
NUMBER OF                                        EXPIRATION
CONTRACTS          ISSUE            EXCHANGE        DATE           VALUE
-----------------------------------------------------------------------------
    8            FT-SE 100           LIFFE       March 2001     $  741,044
   12            Hang Seng           SIMEX      January 2001     1,166,169
   14           Taiwan MSCI          SIMEX      January 2001       310,520
-----------------------------------------------------------------------------
TOTAL FINANCIAL FUTURES CONTRACTS PURCHASED (TOTAL CONTRACT
PRICE--$2,211,143)                                              $2,217,733
                                                                ==========
-----------------------------------------------------------------------------

Financial futures contracts sold as of December 31, 2000 were as follows:

-----------------------------------------------------------------------------
NUMBER OF                                        EXPIRATION
CONTRACTS          ISSUE            EXCHANGE        DATE           VALUE
-----------------------------------------------------------------------------
   10            Nikkei 225          SIMEX       March 2001     $  602,890
   13              CAC 40            MATIF      January 2001       726,849
-----------------------------------------------------------------------------
TOTAL FINANCIAL FUTURES CONTRACTS SOLD (TOTAL CONTRACT
PRICE--$1,364,031)                                              $1,329,739
                                                                ==========
-----------------------------------------------------------------------------

*** Forward foreign exchange contracts as of December 31, 2000 were as follows:

-----------------------------------------------------------------------------
        FOREIGN CURRENCY           EXPIRATION                   UNREALIZED
           PURCHASED                  DATE                     APPRECIATION
-----------------------------------------------------------------------------
E     4,620,616                   January 2001                  $  230,775
-----------------------------------------------------------------------------
    (US$ Commitment--$4,110,502)                                $  230,775
                                                                ----------
-----------------------------------------------------------------------------
        FOREIGN CURRENCY
             SOLD
-----------------------------------------------------------------------------
A$    2,692,515                   January 2001                  $    3,554
-----------------------------------------------------------------------------
    (US$ Commitment--$1,500,000)                                $    3,554
                                                                ----------
-----------------------------------------------------------------------------
    UNREALIZED APPRECIATION ON FORWARD FOREIGN
                       EXCHANGE CONTRACTS--NET                  $  234,329
                                                                ==========
-----------------------------------------------------------------------------

See Notes to Financial Statements.
                                       205

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$139,698,683).......               $134,966,461
Options purchased, at value (cost--$30,800).................                    138,080
Unrealized appreciation on forward foreign exchange
  contracts.................................................                    234,329
Cash........................................................                      4,438
Foreign cash................................................                    197,525
Receivables:
  Securities sold...........................................  $  520,139
  Dividends.................................................     322,585
  Interest..................................................      65,153
  Variation margin..........................................       8,085
  Capital shares sold.......................................       2,724        918,686
                                                              ----------
Prepaid expenses............................................                      8,520
                                                                           ------------
Total assets................................................                136,468,039
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................     455,159
  Capital shares redeemed...................................     101,800
  Investment adviser........................................      77,622        634,581
                                                              ----------
Accrued expenses and other liabilities......................                     55,981
                                                                           ------------
Total liabilities...........................................                    690,562
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $135,777,477
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................               $  1,249,700
Paid-in capital in excess of par............................                143,058,536
Undistributed investment income--net........................                    252,741
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................                   (134,678)
Accumulated distributions in excess of realized capital
  gains on investments and foreign currency
  transactions--net.........................................                 (4,327,721)
Unrealized depreciation on investments and foreign currency
  transactions--net.........................................                 (4,321,101)
                                                                           ------------
NET ASSETS..................................................               $135,777,477
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $135,777,477 and 12,496,998
  shares outstanding........................................               $      10.86
                                                                           ============
---------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $288,075 foreign withholding tax).........                 $  2,934,223
Interest and discount earned................................                      516,981
Other income................................................                        9,038
                                                                             ------------
Total income................................................                    3,460,242
                                                                             ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  1,259,320
Custodian fees..............................................       142,167
Professional fees...........................................        32,479
Interest rate swap expense..................................        26,048
Accounting services.........................................        25,278
Printing and shareholder reports............................        10,103
Transfer agent fees.........................................         5,031
Directors' fees and expenses................................         3,628
                                                              ------------
Total expenses..............................................                    1,504,054
                                                                             ------------
Investment income--net......................................                    1,956,188
                                                                             ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain (loss) on:
  Investments--net..........................................     6,351,540
  Foreign currency transactions--net........................      (122,164)     6,229,376
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (40,007,643)
  Foreign currency transactions--net........................       487,890    (39,519,753)
                                                              ------------   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $(31,334,189)
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2000            1999
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  1,956,188    $  2,466,795
Realized gain on investments and foreign currency
  transactions--net.........................................     6,229,376      27,762,316
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........   (39,519,753)     28,190,034
                                                              ------------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................   (31,334,189)     58,419,145
                                                              ------------    ------------
------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................    (1,364,978)     (9,348,952)
In excess of investment income--net:
  Class A...................................................            --        (211,899)
Realized gain on investments--net:
  Class A...................................................    (2,631,145)             --
In excess of realized gain on investments--net:
  Class A...................................................    (4,327,721)             --
                                                              ------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................    (8,323,844)     (9,560,851)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (23,483,833)    (43,395,754)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................   (63,141,866)      5,462,540
Beginning of year...........................................   198,919,343     193,456,803
                                                              ------------    ------------
End of year*................................................  $135,777,477    $198,919,343
                                                              ============    ============
------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................  $    252,741    $   (473,147)
                                                              ============    ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                             CLASS A+
                                                           --------------------------------------------------------
                                                                       FOR THE YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                      2000        1999        1998        1997        1996
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................  $  13.99    $  10.68    $  10.80    $  11.63    $  11.06
                                                           --------    --------    --------    --------    --------
Investment income--net...................................       .15         .16         .21         .20         .23
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net.....................     (2.58)       3.71         .56        (.71)        .49
                                                           --------    --------    --------    --------    --------
Total from investment operations.........................     (2.43)       3.87         .77        (.51)        .72
                                                           --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net.................................      (.11)       (.55)       (.09)       (.23)       (.15)
  In excess of investment income--net....................        --        (.01)         --          --          --
  Realized gain on investments--net......................      (.22)         --        (.03)       (.09)         --
  In excess of realized gain on investments--net.........      (.37)         --        (.77)         --          --
                                                           --------    --------    --------    --------    --------
Total dividends and distributions........................      (.70)       (.56)       (.89)       (.32)       (.15)
                                                           --------    --------    --------    --------    --------
Net asset value, end of year.............................  $  10.86    $  13.99    $  10.68    $  10.80    $  11.63
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.......................   (17.28%)     37.63%       7.80%      (4.55%)      6.62%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................      .89%        .92%        .89%        .90%        .89%
                                                           ========    ========    ========    ========    ========
Investment income--net...................................     1.16%       1.36%       2.03%       1.69%       1.96%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...................  $135,777    $198,919    $193,457    $425,223    $349,080
                                                           ========    ========    ========    ========    ========
Portfolio turnover.......................................   154.06%     154.72%     126.23%     127.96%      49.87%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

*Total investment returns exclude insurance-related fees and expenses. +Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 20 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. International Equity Focus Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Equity swaps--The Fund is authorized to enter into equity swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate of the change in market value of a different equity security, basket of equity securities or equity index. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities in circumstances in which direct investment is restricted by local law or is otherwise impractical.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the pur-

--------------------------------------------------------------------------------

pose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities effective January 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $205 decrease to cost of securities and a $205 increase in net unrealized depreciation, based on securities held as of December 31, 2000.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income and in excess of realized gains on investments are due primarily to differing tax treatments for futures, foreign currency transactions and post-October losses.

  (g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $134,678 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be

--------------------------------------------------------------------------------

reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned $43,398 in commissions on the execution of portfolio security transactions.
  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc.("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services were provided to the Fund by MLIM.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2000 were $249,881,945 and $280,230,555, respectively.
  Net realized gains (losses) for the year ended December 31, 2000 and net unrealized gains (losses) as of December 31, 2000 were as follows:

---------------------------------------------------------------------
                                         Realized        Unrealized
                                      Gains (Losses)   Gains (Losses)
---------------------------------------------------------------------
Investments:
 Long-term..........................   $ 7,294,164      $(4,733,177)
 Short-term.........................           (38)             955
 Financial futures contracts........    (1,472,067)          40,882
 Options written....................         6,745               --
 Options purchased..................       522,736               --
                                       -----------      -----------
Total investments...................     6,351,540       (4,691,340)
                                       -----------      -----------
Currency transactions:
 Options purchased..................        96,400          107,280
 Foreign currency transactions......       117,435           28,630
 Forward foreign exchange
   contracts........................      (335,999)         234,329
                                       -----------      -----------
Total currency transactions.........      (122,164)         370,239
                                       -----------      -----------
Total...............................   $ 6,229,376      $(4,321,101)
                                       ===========      ===========
---------------------------------------------------------------------

  Transactions in options written for the year ended December 31, 2000, were as follows:

---------------------------------------------------------------
                                    Nominal Value
                                     Covered by       Premiums
Call Options Written               Written Options    Received
---------------------------------------------------------------
Outstanding call options written,
 beginning of year...............           --               --
Options written..................      362,421        $ 230,522
Options closed...................         (420)         (34,372)
Options expired..................     (362,001)        (196,150)
                                      --------        ---------
Outstanding call options written,
 end of year.....................           --        $      --
                                      ========        =========
---------------------------------------------------------------

---------------------------------------------------------------
                                    Nominal Value
                                     Covered by       Premiums
Put Options Written                Written Options    Received
---------------------------------------------------------------
Outstanding put options written,
 beginning of year...............           --               --
Options written..................      362,001        $ 169,488
Options closed...................     (362,001)        (169,488)
                                      --------        ---------
Outstanding put options written,
 end of year.....................           --        $      --
                                      ========        =========
---------------------------------------------------------------

  At December 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $6,064,865, of which $7,438,043 related to appreciated securities and $13,502,908 related to depreciated securities. At December 31, 2000, the aggregate cost of investments for Federal income tax purposes was $141,031,326.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2000                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     269,163    $  3,606,892
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................     771,337       8,323,844
                                       ----------    ------------
Total issued.........................   1,040,500      11,930,736
Shares redeemed......................  (2,760,299)    (35,414,569)
                                       ----------    ------------
Net decrease.........................  (1,719,799)   $(23,483,833)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1999                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   2,232,377    $ 24,152,546
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................     863,539       9,560,851
                                       ----------    ------------
Total issued.........................   3,095,916      33,713,397
Shares redeemed......................  (6,990,543)    (77,109,151)
                                       ----------    ------------
Net decrease.........................  (3,894,627)   $(43,395,754)
                                       ==========    ============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the

--------------------------------------------------------------------------------

facility during the year ended December 31, 2000.

6. COMMITMENTS:

At December 31, 2000, the Fund had entered into foreign exchange contracts, in addition to the contracts listed in the Schedule of Investments, under which it had agreed to sell various foreign currencies with an approximate value of $32,000.

7. REORGANIZATION PLAN:

The Company's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby Mercury HW International Value VIP Portfolio (the "Portfolio") would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of the Portfolio. These funds are registered, open-end management investment companies. Both entities have a similar investment objective. The Portfolio is managed by Mercury Advisors, an affiliate of MLIM.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
INTERNATIONAL EQUITY FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Equity Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of International Equity Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 9, 2001

---------------------------------------------------------
MERRILL LYNCH
VARIABLE SERIES FUNDS, INC.
---------------------------------------------------------
PRINCIPAL OFFICE OF THE FUNDS
Box 9011
Princeton, NJ 08543-9011
CUSTODIAN
For all Funds except Developing Capital
Markets Focus Fund:
The Bank of New York
110 Washington Street
New York, NY 10286
For Developing Capital Markets Focus Fund:
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109
TRANSFER AGENT
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

                                         ---------------------------------------
                                         Arthur Zeikel, Director of Merrill
                                         Lynch Variable Series Funds, Inc., has
                                         recently retired. The Funds' Board of
                                         Directors wishes Mr. Zeikel well in his
                                         retirement.
                                         ---------------------------------------

DIRECTORS AND OFFICERS

Terry K. Glenn
President

Kevin M. Rendino
Senior Vice President

Joe Grills
Director

Thomas R. Robinson
Senior Vice President

Walter Mintz
Director

Walter D. Rogers
Senior Vice President

Robert S. Salomon Jr.
Director

Kurt Schansinger
Senior Vice President

Melvin R. Seiden
Director

Robert M. Shearer
Senior Vice President

Stephen B. Swensrud
Director

Daniel V. Szemis
Senior Vice President

Christopher G. Ayoub
Senior Vice President

Jeremy Beckwith
Vice President

R. Elise Baum
Senior Vice President

Edward F. Gobora
Vice President

Robert C. Doll, Jr.
Senior Vice President

Robert F. Murray
Vice President

Lawrence R. Fuller
Senior Vice President

Jacqueline L. Rogers
Vice President

Vincent T. Lathbury III
Senior Vice President

Donald C. Burke
Vice President and
Treasurer

James D. McCall
Senior Vice President

Allan J. Oster
Secretary

Kevin J. McKenna
Senior Vice President

Eric S. Mitofsky
Senior Vice President

Joseph T. Monagle Jr.
Senior Vice President

Grace Pineda
Senior Vice President

--------------------------------------------------------------------------------

  This report is only for distribution to shareholders of one of the Funds of Merrill Lynch Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Variable Series Funds, Inc.
Box 9011
Princeton, NJ
08543-9011